Exhibit 10.2

AMENDMENT NO. 1

to the

SEQUA CORPORATION 2003 DIRECTORS’ STOCK AWARD PLAN

            This Amendment No. 1 (“Amendment No. 1”), dated as of January 25, 2007, to the 2003 Director’s Stock Award Plan, effective as of December 11, 2003 (the “Plan”).

WITNESSETH:

            WHEREAS, Sequa Corporation, a Delaware corporation (the “Company”) maintains the Plan; and

            WHEREAS, the Company desires to amend the Plan and may amend the Plan pursuant to Section VIII thereof;

            NOW, THEREFORE, effective as of January 25, 2007, the Company hereby amends the Plan, as set forth below.

            1.         The last sentence of Section VI (b) is hereby deleted and replaced in its entirety by the following:

“Unless otherwise provided in the applicable Restricted Stock Agreement [or the resolutions of the Board granting the award of restricted stock], such restrictions shall remain in force until the first anniversary of the date of grant of the restricted stock award.”

            IN WITNESS WHEREOF, this Amendment No. 1 to the Plan is hereby executed as of the date first written above.

SEQUA CORPORATION

By:   /s/ Kenneth J. Binder

        Name: Kenneth J. Binder

                                                                                            Title:     Executive Vice President

                                                                                                        and Chief Financial Officer